SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) November 17, 1999

                       DIASENSOR.COM, INC.
     (Exact name of registrant as specified in its charter)



Pennsylvania                       0-26504               25-1605848
(State of other jurisdiction  (Commission File Number)  (IRS Employer
  of incorporation)                                     Identification no.)


    2275 Swallow Hill Road, Bldg. 2500;  Pittsburgh, PA 15220
      (Address of principal executive offices)     ( Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          On November 17, 1999, Patrick H. O'Neill joined the Company's Board of Directors. Mr. O'Neill is a former Chairman of the Board of Joslin Diabetes Center in Boston.

Item 6.   Resignation of Registrant's Directors.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)   Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Letter of Resignation


                           SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DIASENSOR.COM,INC.


                              by      _________________________
                                      Fred E. Cooper, President
DATED:  November 17, 1999